EXHIBIT 10.2

                  OPTION AGREEMENT AND AGREEMENT TO AMEND LEASE

         This Agreement is entered into this 5th day of November, 2003 by and between the Estate of William S. Sadler, 1370 West Ryan Avenue, Roseville, MN 55113 (the "Estate"), Minnesota River Aviation Inc., a Minnesota corporation, with its principal place of business located at 1370 Ryan Ave W, St Paul, Minnesota 55113 ("MRAI"), Terry L. Myhre, an individual, of 9691 101st Street North, Stillwater, Minnesota 55082 ("Myhre"), and Dotronix, Inc., a Minnesota corporation, with its principal place of business located at 160 First Street S.E., St. Paul, Minnesota 55112-7894 ("Dotronix").

WHEREAS, Dotronix and the Estate are parties to a certain Agreement to Extend and Amend Loan and Security Agreement (the "Loan Amendment"), and Dotronix and Myrhe are parties to a certain Agreement to Loan Funds (the "Funds Agreement"), both such agreements of even date herewith; and

WHEREAS, the parties agree that the Loan Amendment and the Funds Agreement are contingent upon the signing of this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, as well as the consideration set forth in the Loan Amendment and the Funds Agreement, the parties hereto agree as follows:

1. Upon the fulfillment of the parties' obligations under the Loan Amendment and the Funds Agreement, the Estate and MRAI shall grant options to Myhre to purchase an aggregate of up to one million (1,000,000) shares of Dotronix common stock from the Estate and MRAI at five cents ($.05) per share. These options must be exercised, if at all, not later than seven (7) years from the date of this Agreement.

2. Upon the fulfillment of the parties' obligations under the Loan Amendment and the Funds Agreement, the Estate and Dotronix shall amend the Lease dated April 26, 1999 by and between Dotronix and William S. Sadler, with respect to real property located at 160 First Street SE, New Brighton, Minnesota 55112, so as to enable Dotronix to terminate the Lease without cause at any time in its sole discretion upon twelve
         (12) months prior written notice.

3.       In addition:

         (a) The parties shall each pay their own fees and expenses related to the transactions contemplated and agreed to herein, including, without limitation, attorney and accountant fees.

         (b) The transactions contemplated herein are confidential and may not be disclosed to anyone other than the parties' respective legal and financial representatives, and except as required by law (including the public disclosure obligations of Dotronix), without the consent of the other party.

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         (c)      The purpose of this Agreement is to set forth the essential terms and conditions of the agreement of the parties. Upon execution of this Agreement, the parties shall prepare definitive documents to fully reflect the parties understanding and agreement, which definitive documents shall replace this Agreement.

         (d) Time is of the essence to this Agreement and the parties agree to use their best efforts to complete the documentation agreed to herein by November 14, 2003.

         (e) This Agreement shall be binding upon and insure to the benefit of the parties, their respective successors and their assigns.

         (f) Capitalized terms which are used in this Agreement and are not otherwise defined in this Agreement have the meanings assigned to them in the Loan Amendment and the Funds Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                      The Estate of William S. Sadler
                                      By its Personal Representatives

                                      /s/ Dorothy E. Sadler
                                      -------------------------------------
                                      Dorothy E. Sadler

                                      /s/ Jill D. Sadler
                                      -------------------------------------
                                      Jill D. Sadler

                                      /s/ Kurt T. Sadler
                                      -------------------------------------
                                      Kurt T. Sadler


                                      MINNESOTA RIVER AVIATION, INC

                                      By: /s/ Kurt T. Sadler
                                      -------------------------------------
                                      Its: Officer


                                      /s/ Terry L. Myhre
                                      -------------------------------------
                                      Terry L. Myhre

                                      DOTRONIX, INC.

                                      By  /s/ Robert V. Kling
                                      -------------------------------------
                                      Robert V. Kling
                                      Its Chief Financial Officer